Prospectus

TEMPLETON
REGION
FUNDS

CLASS A & C


INVESTMENT STRATEGY  GLOBAL GROWTH


Templeton International Fund
Templeton Latin America Fund




AUGUST 1, 1999


[LOGO](R)
Franklin(R) Templeton(R)

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                    CONTENTS

                                    THE FUNDS

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[BEGIN CALLOUT]
Information about each fund you should know before investing
[END CALLOUT]

                             2      Templeton International Fund

                            11      Templeton Latin America Fund

                            21      Distributions and Taxes;
                                    Year 2000 Problem

                                    YOUR ACCOUNT

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[BEGIN CALLOUT]
Information about sales charges, account transactions and services
[END CALLOUT]

                            23      Choosing a Share Class

                            26      Buying Shares

                            28      Investor Services

                            31      Selling Shares

                            33      Account Policies

                            36      Questions

                                    FOR MORE INFORMATION

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[BEGIN CALLOUT]
Where to learn more about each fund
[END CALLOUT]

                                    Back Cover


                    TEMPLETON INTERNATIONAL FUND

     GOAL AND STRATEGIES
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[INSERT GRAPHIC OF BULLSEYE AND ARROWS]


GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S. The manager will consider for investment companies located in the following areas: Western Europe, Australia, Canada, New Zealand, Hong Kong, Japan and Singapore. At least 65% of the fund's total assets will be invested in issuers located in at least three countries.

[BEGIN CALLOUT]
The fund invests primarily in a portfolio of equity securities of companies located in any foreign developed country.
[END CALLOUT]

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests a portion of its total assets in non-equity securities including debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes, and debentures. The fund may invest a significant portion of its assets in smaller companies.

The Templeton investment philosophy is "bottom-up," value-oriented and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in equity securities of companies located in developed countries outside the U.S.

      MAIN RISKS
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[Insert graphic of chart with line going up and down]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other asset classes over the long term (over the shorter term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stocks are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, including the right to vote, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services which quickly become obsolete or for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ILLIQUID SECURITIES The fund may invest up to 15% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. Generally, securities with longer maturities are more sensitive to these price changes.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 22 for more information.

More detailed information about the fund, its policies (including temporary investments), and risks can be found in the fund's Statement of Additional Information (SAI).

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]


        PERFORMANCE
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[INSERT GRAPHIC OF A BULL AND A BEAR]


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 3 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/


                         [Insert bar graph]

                         21.41%   15.64%   5.55%
                          96        97       98
                                   YEAR


[BEGIN CALLOUT]
Best
Quarter:
Q1 '98
17.27%

Worst
Quarter:
Q3 '98
-18.03%
[END CALLOUT]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                                   Since
                                                                 Inception
                                                        1 Year   (5/8/95)
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Templeton International Fund - Class A/2/               -0.50%    9.13%
MSCI Europe Index/3/,/5/                                28.91%   23.42%
MSCI EAFE Index/4/,/5/                                  20.33%    9.25%




                                                                  Since
                                                                Inception
                                                      1 Year    (5/8/95)
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Templeton International Fund - Class C/2/             2.59%       9.85%
MSCI Europe Index/3/,/5/                             28.91%      23.42%
MSCI EAFE Index/4/,/5/                               20.33%       9.25%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 1999, the fund's year-to-date return was 12.18% for Class A.

2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal (MSCI). The unmanaged Morgan Stanley Capital International(R) (MSCI) Europe Index measures the performance of securities of approximately 600 companies with market capitalization of approximately $2 billion located in 15 European countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

4. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Europe Australasia Far East (EAFE) Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

5.  Prior to  August 1,  1999,  the fund:  (a) was named the  Templeton  Greater
European Fund; (b) invested at least 75% of its total assets in equity securities of Western, Central and Eastern European companies; and (c) considered the MSCI Europe Index its benchmark to measure performance against. Effective August 1, 1999, the fund: (a) changed its name; (b) shifted its focus to its current strategy; and (c) considers the MSCI EAFE Index its benchmark index to measure performance against.


      FEES AND EXPENSES
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[INSERT GRAPHIC OF PERCENTAGE SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                              CLASS A/1/          CLASS C/1/
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Maximum sales charge (load) as a
 percentage of offering price                  5.75%                1.99%
  Load imposed on purchases                    5.75%                1.00%
  Maximum deferred sales charge (load)         None/2/              0.99%/3/
Exchange fee/4/                                $5.00                $5.00


Please see "Choosing a Share Class" on page 23 for an explanation of how and when these sales charges apply.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                               CLASS A/1/           CLASS C/1/
-------------------------------------------------------------------------------
Management fees                                  0.75%                0.75%
Distribution and service (12b-1) fees/5/         0.35%                0.99%
Other expenses                                   0.63%                0.63%
                                           -------------------- ---------------
Total annual fund operating expenses             1.73%                2.37%
                                           ===================================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

2. Except for investments of $1 million or more (see page 23) and purchases by certain retirement plans without an initial sales charge.

3. This is equivalent to a charge of 1% based on net asset value.

4. This fee is only for market timers (see page 34).

5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year     3 Years   5 Years   10 Years
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 Class A                          $741/1/    $1,089    $1,460   $2,499
 Class C                          $437/2/      $835    $1,358   $2,789

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. For the same Class C investment, your costs would be $339 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

   MANAGEMENT
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Templeton Global Advisors Limited (Global Advisors), P. O. Box N-7759, Lyford Cay, Nassau, Bahamas, is the fund's investment manager. Together, Global Advisors and its affiliates manage over $223 billion in assets.

The team responsible for the fund's management is:

MARK G. HOLOWESKO CFA, PRESIDENT OF GLOBAL ADVISORS
Mr. Holowesko has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1989.

RICHARD SEAN FARRINGTON CFA, SENIOR VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Farrington has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1991.

The fund pays Global Advisors a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended March 31, 1999, the fund paid 0.75% of its average daily net assets to the manager.

   FINANCIAL HIGHLIGHTS
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This table presents the fund's financial performance since its inception. This information has been audited by McGladrey & Pullen, LLP.

CLASS A                                                        YEAR ENDED MARCH 31,
----------------------------------------------- ------------- ------------- ------------- -------------
                                                   1999          1998          1997          1996/1/
----------------------------------------------- ------------- ------------- ------------- -------------


PER SHARE DATA ($)
Net asset value, beginning of year                     14.26         12.35         10.39         10.00
                                                ------------- ------------- ------------- -------------
  Net investment income                                  .21           .23           .14           .08
  Net realized and unrealized gains (losses)          (1.24)          2.99          2.09           .31
                                                ------------- ------------- ------------- -------------
Total from investment operations                      (1.03)          3.22          2.23           .39
                                                ------------- ------------- ------------- -------------
  Dividends from net investment income                 (.22)         (.23)         (.13)            --
  Distributions from net realized gains                (.40)        (1.08)         (.14)            --
                                                ------------- ------------- ------------- -------------
Total distributions                                    (.62)        (1.31)         (.27)            --
                                                ------------- ------------- ------------- -------------
Net asset value, end of year                           12.61         14.26         12.35         10.39
                                                =======================================================
Total return (%)/2/                                    (7.12)        28.25         21.70          3.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                   39,509        19,455         9,268         4,308
Ratios to average net assets: (%)
  Expenses                                              1.73          1.85          1.85          1.85/3/
  Expenses excluding waiver and payments by
    affiliate                                           1.73          2.41          2.63          3.56/3/
  Net investment income                                 1.91          2.04          1.72          1.39/3/
Portfolio turnover rate (%)                            38.57         27.59         30.58          9.86


CLASS C
----------------------------------------------- ------------- ------------- ------------- -------------
PER SHARE DATA ($)
Net asset value, beginning of year                    14.16          12.27         10.32         10.00
                                                ------------- ------------- ------------- -------------
  Net investment income                                 .11            .12           .11           .07
  Net realized and unrealized gains (losses)          (1.22)          3.01          2.02           .25
                                                ------------- ------------- ------------- -------------
Total from investment operations                      (1.11)          3.13          2.13           .32
  Dividends from net investment income                 (.16)          (.16)         (.04)            --
  Distributions from net realized gains                (.40)         (1.08)         (.14)            --
                                                ------------- ------------- ------------- -------------
Total distributions                                    (.56)         (1.24)         (.18)            --
                                                ------------- ------------- ------------- -------------
Net asset value, end of year                           12.49         14.16         12.27         10.32
                                                =======================================================
Total return (%)/2/                                    (7.73)        27.55         20.83          3.20

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                   14,222         5,929         2,424         1,431
Ratios to average net assets: (%)
  Expenses                                              2.37          2.50          2.50          2.50/3/
  Expenses excluding waiver and payments by
    affiliate                                           2.37          3.05          3.29          4.21/3/
  Net investment income                                 1.26          1.31          1.45          1.06/3/
Portfolio turnover rate (%)                            38.57         27.59         30.58          9.86

1. For the period May 8, 1995 (commencement of operations) to March 31, 1996.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.





            TEMPLETON LATIN AMERICA FUND

     GOAL AND STRATEGIES
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[INSERT GRAPHIC OF BULLSEYE AND ARROWS]


GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity and debt securities of Latin American companies.

For purposes of the fund's investments, "Latin American" countries include Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay and Venezuela. The fund may make significant investments in securities of issuers located in Brazil and Mexico.

[BEGIN CALLOUT]
The fund invests primarily in equity securities of Latin American companies. [END CALLOUT]

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund may invest a significant portion of its assets in smaller companies. Depending upon current market conditions, the fund generally invests a portion (up to 35%) of its total assets in non-equity securities, including debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes, and debentures.

The Templeton investment philosophy is "bottom-up," value-oriented and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in equity securities of Latin American companies.

    MAIN RISKS
-------------------------------------------------------------------------------
[Insert graphic of chart with line going up and down]


STOCKS While this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other asset classes over the long term (over the shorter term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stocks are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

Because the fund invests a significant amount of its assets in issuers located in Latin America, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:

          o Political and social uncertainty (for example, regional conflicts and risk of war)

          o Currency exchange rate volatility

          o Pervasiveness of corruption and crime

          o Delays in settling portfolio transactions

          o Risk of loss arising out of the system of share registration and custody

          o Involves markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

          o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States

ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN SECURITIES ISSUED IN DEVELOPED MARKETS.

The definition of developing or emerging markets or countries as used by the fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, including the right to vote, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Foreign markets and their participants generally have less government supervision and regulation than in the U.S.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services which quickly become obsolete or for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ILLIQUID SECURITIES The fund may invest up to 15% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. Generally, securities with longer maturities are more sensitive to these price changes.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance.


YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 22 for more information.

More detailed information about the fund, its policies (including temporary investments), and risks can be found in the fund's Statement of Additional Information (SAI).


[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]


     PERFORMANCE
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A BULL AND A BEAR]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 3 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

   CLASS A ANNUAL TOTAL RETURNS/1/


               [Insert bar graph]

          11.65%     18.48%     -42.70%
           96         97           98
                     YEAR


[BEGIN CALLOUT]
Best
Quarter:
Q2 '97
13.15%

Worst
Quarter:
Q3 '98
-27.25%
[END CALLOUT]


  AVERAGE ANNUAL TOTAL RETURNS
  For the periods ended December 31, 1998

                                                                 Since
                                                               Inception
                                                    1 Year     (5/8/95)
-------------------------------------------------------------------------------
 Templeton Latin America Fund - Class A/2/          -45.99%     -8.70%
 IFCI Latin America Index/3/                        -35.54%      0.14%

                                                                 Since
                                                               Inception
                                                      1 Year   (5/8/95)

-------------------------------------------------------------------------------
Templeton Latin America Fund - Class C/2/             -44.19%   -8.07%
IFCI Latin American Index/3/                          -35.54%    0.14%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 1999, the fund's year-to-date return was 34.86% for Class A.

2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal (International Finance Corp.). The unmanaged International Finance Corporation Investables (IFCI) Latin American Index measures the type of returns foreign portfolio investors might receive from investing in Latin America. It includes reinvested dividends. All IFC indices are market capitalization weighted. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

  FEES AND EXPENSES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERCENTAGE SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               Class A/1/        Class C/1/
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price                     5.75%             1.99%
  Load imposed on purchases                      5.75%             1.00%
  Maximum deferred sales charge (load)           None/2/           0.99%/3/
Exchange fee/4/                                  $5.00             $5.00


Please see "Choosing a Share Class" on page 23 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                              Class A/1/          Class C/1/
-------------------------------------------------------------------------------
 Management fees/5/                               1.25%                1.25%
Distribution and service
(12b-1) fees/6/                                   0.35%                1.00%
Other expenses                                    1.43%                1.43%
                                              --------------      ------------
Total annual fund operating expenses/5/           3.03%                3.68%
                                              ==============      ============

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

2. Except for investments of $1 million or more (see page 23) and purchases by certain retirement plans without an initial sales charge.

3. This is equivalent to a charge of 1% based on net asset value.

4. This fee is only for market timers (see page 34).

5. For the fiscal year ended March 31, 1999, the manager and administrator had agreed in advance to limit their respective fees. With this reduction, management fees were 0.57% and total annual fund operating expenses were 2.35% for Class A and 3.00% for Class C. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.


EXAMPLE
This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR   3 YEARS   5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Class A                             $863/1/   $1,457    $2,075     $3,728
Class C                             $565/2/   $1,215    $1,983     $3,993


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. For the same Class C investment, your costs would be $467 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.





    MANAGEMENT
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF BRIEFCASE]

Templeton  Investment  Counsel,  Inc.,  (Investment  Counsel),  500 East Broward
Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $223 billion in assets.

The fund's lead portfolio manager is:

HEIDI S. ANDERSEN CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Andersen has been a manager of the fund since March 1999. She joined the Franklin Templeton Group in 1995.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1985.

HOWARD J. LEONARD CFA, EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Leonard has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1989.

The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended March 31, 1999, management fees, before any advance waiver, were 1.25% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.57% of its average daily net assets to the manager. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.


    FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
[Insert graphic of briefcase]

This table presents the fund's financial performance since its inception. This information has been audited by McGladrey & Pullen, LLP.



CLASS A                                                           YEAR ENDED MARCH 31,
------------------------------------------------------------------------------------------------------
                                                   1999          1998          1997          1996/1/
------------------------------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year                    12.72         12.34         10.53         10.00
                                                ------------- ------------- ------------- -------------
  Net investment income                                 .20           .07           .06           .12
  Net realized and unrealized
  gains (losses)                                      (4.57)          .53          1.86           .51
                                                ------------- ------------- ------------- -------------
Total from investment operations                      (4.37)          .60          1.92           .63
                                                ------------- ------------- ------------- -------------
  Dividends from net investment income                 (.18)         (.07)         (.08)         (.10)
  Distributions from net realized gains                (.06)         (.15)         (.03)            --
                                                ------------- ------------- ------------- -------------
Total distributions                                    (.24)         (.22)         (.11)         (.10)
                                                ------------- ------------- ------------- -------------
Net asset value, end of year                            8.11         12.72         12.34         10.53
                                                ========================================================
Total return (%)/2/                                   (34.37)         4.94         18.34          6.37

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                   13,228        28,714        18,923         5,150
Ratios to average net assets: (%)
  Expenses                                              2.35          2.35          2.35         2.35/3/
  Expenses excluding waiver and payments by
    affiliate                                           3.03          2.57          3.10         4.02/3/
  Net investment income                                 2.07           .59           .50         1.71/3/
Portfolio turnover rate (%)                            48.34         45.82          3.72            --

CLASS C
----------------------------------------------- ------------- ------------- ------------- -------------
PER SHARE DATA ($)
Net asset value, beginning of year                    12.63         12.28         10.49         10.00
                                                ------------- ------------- ------------- -------------
  Net investment income (loss)                          .12            --          (.01)          .08
  Net realized and unrealized gains (losses)          (4.51)          .51          1.85           .48
                                                ------------- ------------- ------------- -------------
Total from investment operations                      (4.39)          .51          1.84           .56
  Dividends from net investment income                 (.12)         (.01)         (.02)         (.07)
  Distributions from net realized gains                (.06)         (.15)         (.03)            --
                                                ------------- ------------- ------------- -------------
Total distributions                                    (.18)         (.16)         (.05)         (.07)
                                                ------------- ------------- ------------- -------------
Net asset value, end of year                            8.06         12.63         12.28         10.49
                                                =======================================================
Total return (%)/2/                                   (34.81)         4.23         17.62          5.67

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                    3,312         7,170         3,524         1,351
Ratios to average net assets: (%)
  Expenses                                              3.00          3.00          3.00         3.00/3/
  Expenses excluding waiver and payments by
    affiliate                                           3.68          3.22          3.84         4.67/3/
  Net investment income (loss)                          1.45          (.01)         (.15)         1.14/3/
Portfolio turnover rate (%)                            48.34         45.82          3.72            --


1. For the period May 8, 1995 (commencement of operations) to March 31, 1996.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.



    DISTRIBUTIONS AND TAXES;
    YEAR 2000 PROBLEM
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS]

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the funds will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the funds' distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the funds' distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[BEGIN CALLOUT]
BACKUP WITHHOLDING

By law, a fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[END CALLOUT

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.


Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes a fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YEAR 2000 PROBLEM Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, a fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, a fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. A fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

Each fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, a fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.



            YOUR ACCOUNT
  CHOOSING A SHARE CLASS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PENCIL MARKING AN "X"]

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                                       CLASS C
-------------------------------------------------------------------------------
o Initial sales charge of 5.75% or less       o  Initial sales charge of 1%

o Deferred sales charge of 1% on purchases    o  Deferred sales charge of 1% on
  of $1 million  or more sold  within            shares you sell within 18
  12 months                                      months

o Lower annual expenses than Class C          o  Higher annual expenses than
  due to lower distribution fees                 Class A due to higher
                                                 distribution fees.

       BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND
                    CLASS C SHARES WERE DESIGNATED CLASS II.



SALES CHARGES - CLASS A


                                        THE SALES CHARGE
                                       MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT           THE OFFERING PRICE     YOUR NET INVESTMENT
------------------------------------------------------------------------------------
Under $50,000                               5.75                     6.10
$50,000 but under $100,000                  4.50                     4.71
$100,000 but under $250,000                 3.50                     3.63
$250,000 but under $500,000                 2.50                     2.56
$500,000 but under $1 million               2.00                     2.04


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 25), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 24).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                        THE SALES CHARGE
                                       MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT           THE OFFERING PRICE     YOUR NET INVESTMENT
--------------------------------------- ------------------------------- -------------
Under $1 million                            1.00                       1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[BEGIN CALLOUT]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[END CALLOUT]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 29 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[BEGIN CALLOUT]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[END CALLOUT]

     o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

     o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class also may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

BUYING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A PAPER WITH LINES AND SOMEONE WRITING]

MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                                    INITIAL         ADDITIONAL
-------------------------------------------------------------------------------
Regular accounts                                     $1,000            $50
-------------------------------------------------------------------------------
UGMA/UTMA accounts                                   $100              $50
-------------------------------------------------------------------------------
Retirement accounts                                  no minimum    no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)
-------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                                           $250              $50
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                            $250              $50
-------------------------------------------------------------------------------
Full-time employees, officers, trustees
and directors of Franklin Templeton
entities, and their immediate family
members                                             $100              $50
-------------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------------
                               OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF HANDS
SHAKING]
                               Contact your investment representative      Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------ ------------------------------------------- -------------------------------------------
                               Make your check payable to the             Make your check payable to fund.
[INSERT GRAPHIC OF ENVELOPE]   fund.                                      Include your account number on the check.

BY MAIL                        Mail the check and your signed
                               application to Investor Services.           Fill out the deposit slip from your
                                                                           account statement. If you do not have
                                                                           a slip, include a note with your name,
                                                                           the fund name, and your account number.

                                                                           Mail  the check and deposit slip or
                                                                           note to nvestor Services.
------------------------------ ------------------------------------------- -------------------------------------------
[INSERT GRAPHIC OF THREE       Call  to receive a wire control number      Call to receive a wire control number and
LIGHTNING BOLTS]               and wire instructions.                      wire instructions.

                               Wire the funds and mail your signed         To make a same day wire investment,
                               application to Investor Services. Please    please call us by 1:00 p.m. pacific time
BY WIRE                        include the wire control number or your     and make sure your wire arrives by 3:00
                               new account number on the application.      p.m.

1-800/632-2301
(or 1-650/312-2000 collect)    To make a same day wire investment,
                               please call us by 1:00 p.m. pacific time
                               and make sure your wire arrives by 3:00
                               p.m.
------------------------------ ------------------------------------------- -------------------------------------------
[INSERT GRAPHIC OF TWO         Call Shareholder Services at the number     Call Shareholder Services at the number
ARROWS POINTING IN             below or send signed written                below or our automated TeleFACTS system
OPPOSITE DIRECTIONS]           instructions.  The TeleFacts system         or send signed written instructions.
                               cannot be used to open a new account.
BY EXCHANGE
                               (Please see page 29 for information        (Please see page 29 for information on
TeleFACTS(R)                   on exchanges.)                              exchanges.)
1-800/247-1753
(around-the-clock access)
------------------------------- ------------------------------------------- -------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



INVESTOR SERVICES
------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERSON WITH A HEADSET]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[BEGIN CALLOUT]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[END CALLOUT]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*CLASS C SHAREHOLDERS MAY REINVEST THEIR DISTRIBUTIONS IN CLASS A SHARES OF ANY FRANKLIN TEMPLETON MONEY FUND.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.



TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[BEGIN CALLOUT]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

*CERTAIN CLASS Z SHAREHOLDERS OF FRANKLIN MUTUAL SERIES FUND INC. MAY EXCHANGE INTO CLASS A WITHOUT ANY SALES CHARGE.


Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
34).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.




SELLING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A CERTIFICATE]

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

          o you are selling more than $100,000 worth of shares

          o you want your proceeds paid to someone who is not a registered owner

          o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

[BEGIN CALLOUT]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.





SELLING SHARES


----------------------------------- --------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- --------------------------------------------
[INSERT GRAPHIC OF HANDS SHAKING]

THROUGH YOUR INVESTMENT             Contact your investment representative
REPRESENTATIVE
----------------------------------- --------------------------------------------
[INSERT GRAPHIC OF ENVELOPE]        Send written instructions and endorsed shar
                                    certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts
BY MAIL                             may need to send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF PHONE]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
                                    your shares by phone.

1-800/632-2301                      A check will be mailed to the name(s) and
                                    address on the account. Written instructions,
                                    with a signature guarantee, are required to
                                    send the check to another address or to make
                                    it payable to another person.
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF THREE            You can call or write to have redemption
LIGHTNING BOLTS]                    proceeds of $1,000 or morewired to a bank or
                                    escrow account. See the policies above for
                                    selling shares by mail or phone.

                                    Before requesting a bank wire, please make
                                    sure we have your bank account information
                                    on file. If we do not have this information,
                                    you  will need to send written instructions
BY  WIRE                            with your bank's name and address, your bank
                                    account number, the ABA routing number, and a
                                    signature guarantee.

                                    Requests received in proper form by 1:00 p.m.
                                    pacific time will be wired the next business
                                    day.
----------------------------------- --------------------------------------------
[INSERT GRAPHIC OF TWO ARROWS       Obtain a current prospectus for the fund you
POINTING IN OPPOSITE DIRECTIONS]    are considering.

                                    Call Shareholder Services at the number below
                                    or our automated  TeleFACTS system, or send
BY EXCHANGE                         signed written instructions. See the policies
                                    above for selling shares by mail or phone.

TeleFACTS(R) 1-800/247-1753
(around-the-clock  access)          If you hold share certificates, you will need
                                    to return them to the fund before your
                                    exchange can be processed.
----------------------------------- -------------------------------------------



               FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)





ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER AND PEN]

CALCULATING SHARE PRICE Each fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[BEGIN CALLOUT]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[END CALLOUT]


The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the funds' financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The funds may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the funds' transfer agent. You will be considered a market timer if you have (i) requested an exchange out of a fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of a fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:

          o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.

          o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.

          o The funds may modify or discontinue the exchange privilege on 60 days' notice.

          o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

          o In unusual circumstances, we may temporarily suspend redemptions, or
            postpone  the  payment  of   proceeds,   as  allowed  by  federal
            securities laws.

          o For redemptions over a certain amount, each fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

          o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                                      CLASS A                CLASS C
--------------------------------------------------------------------------------
COMMISSION (%)                          ---                   2.00
Investment under $50,000               5.00                    ---
$50,000 but under $100,000             3.75                    ---
$100,000 but under $250,000            2.80                    ---
$250,000 but under $500,000            2.00                    ---
$500,000 but under $1 million          1.60                    ---
$1 million or more                     up to 1.00/1/           ---
12B-1 FEE TO DEALER                    0.35                   1.00/2/



A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1/ and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.



QUESTIONS
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[INSERT GRAPHIC OF QUESTION MARK]


If you have any questions about the funds or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                                   HOURS (PACIFIC TIME,
DEPARTMENT NAME                       TELEPHONE NUMBER             MONDAY THROUGH FRIDAY)
------------------------------------- ---------------------------- -------------------------------------------
Shareholder Services                  1-800/632-2301               5:30 a.m. to 5:00 p.m.
                                                                   6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information                      1-800/DIAL BEN               5:30 a.m. to 8:00 p.m.
                                      (1-800/342-5236)             6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services               1-800/527-2020               5:30 a.m. to 5:00 p.m.
Dealer Services                       1-800/524-4040               5:30 a.m. to 5:00 p.m.
Institutional Services                1-800/321-8563               6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)                1-800/851-0637               5:30 a.m. to 5:00 p.m.




FRANKLIN TEMPLETON FUNDS

Literature Request ~ Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton International Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH
AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
Investment Fund/1/
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund/1/
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund/2/
Franklin Money Fund/2/

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund/2/

STATE-SPECIFIC TAX-FREE INCOME
Alabama
Arizona/3/
California/3/
Colorado
Connecticut
Florida/3/
Georgia
Kentucky
Louisiana
Maryland
Massachusetts/4/
Michigan/4/
Minnesota/4/
Missouri
New Jersey
New York/3/
North Carolina
Ohio/4/
Oregon
Pennsylvania
Tennessee/5/
Texas
Virginia


VARIABLE ANNUITIES/6/
Franklin(R) Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)



1. These funds are now closed to new accounts, with the exception of retirement plan accounts.
2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).
4. Portfolio of insured municipal securities.
5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by
NALAC Financial Plans, LLC. Franklin Templeton Variable Insurance Products Trust, formerly Franklin Valuemark Funds, is managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

07/99




FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual reports or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.



Investment Company Act file #811-8226                            TLGIT P 08/99